Exhibit 23.1



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                                                  As independent
public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report, dated February 22, 1994 included in the Omnicom Group Inc. Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statement.




                                      /s/ ARTHUR ANDERSEN & CO.




New York, New York
August 26, 1994